Liquidity	12 Months Ended
Dec. 31, 2025
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Liquidity

Note 2 – Liquidity

In assessing the Company’s liquidity, the Company monitors and analyzes its cash on-hand and its operating requirements and capital expenditure commitments. The Company’s liquidity needs are to meet its working capital requirements, operating expenses and capital expenditure obligations.

The Company engages in installing sewage treatment systems and providing sewage treatment services in both urban and rural areas. The Company’s business is capital intensive. Working capital was approximately $26.41 million as of December 31, 2025, as compared to approximately $26.0 million as of December 31, 2024. As of December 31, 2025, cash on-hand balance was approximately $66,686. In addition to cash on-hand, the Company also has other current assets mainly composed of accounts receivable and contract assets. The Company had accounts receivable, net, of approximately $44.13 million, and contract assets – current of approximately $39.31 million as of December 31, 2025, all of which are short-term in nature and should be collected and utilized within the Company’s operating cycle to be used to support the Company’s working capital needs.

On April 22, 2024, the Company completed the initial public offering (“IPO”) of 1,500,000 ordinary shares at an initial public offering price of $4.00 per share, resulting in net proceeds to the Company of approximately $4.3 million after deducting underwriting discounts and commissions and other expenses, and including net proceeds in the amount of $600,000 that were placed in an escrow account for 24-months following the closing of the IPO. As of December 31, 2025, the restrictions on such funds had been early released. Accordingly, the balance of the escrow account related to the IPO was $0 as of December 31, 2025, compared to $600,000 as of December 31, 2024.

Although the Company believes that it can realize its current assets in the normal course of business, its ability to repay its current obligations will depend on the future realization of its current assets. Management has considered historical experience, the economic environment, trends in the sewage treatment industry, and the expected collectability of accounts receivable and contract assets as of December 31, 2025. The Company expects to realize these outstanding balances, net of allowance within the normal operating cycle of twelve-months. As of the date of the issuance of these consolidated financial statements, the Company has received approximately $1.90 million of its accounts receivable. If the Company is unable to realize its current assets within the normal twelve-month operating cycle, the Company may have to consider supplementing its available sources of funds through the following:

●	Financing from the Company’s officers/shareholders; and

●	Other available sources of financing from PRC banks, other financial institutions and related parties, given the Company’s credit history.

Based on the above considerations, management believes that the Company has sufficient funds to meet its working capital requirements and debt obligations, for at least the next 12 months from the filing date of these consolidated financial statements. However, there is no assurance that management will be successful in their plans. There are a number of factors that could potentially arise that could undermine the Company’s plans, such as changes in the demand for its services, economic conditions, competitive pricing in the sewage treatment services industry, its operating results may deteriorate and its bank and shareholders may not provide continued financial support.